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                      ADVANCED COMMUNICATIONS GROUP, INC.
                      1997 NONQUALIFIED STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


         SECTION 1. Purpose. The purpose of this Advanced Communications Group, Inc. 1997 Nonqualified Stock Option Plan ("Plan") is to attract and retain the services of experienced and knowledgeable non-employee directors for Advanced Communications Group, Inc., a Delaware corporation (the "Company") and provide such non-employee directors an opportunity for ownership of common stock, $.0001 par value ("Common Stock"), of the Company. Options to be granted under this Plan will be nonqualified options which are not intended to qualify as Incentive Stock Options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

         SECTION 2. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company ("Board"). Subject to the terms of the Plan, the Board shall have the power to interpret the provisions and supervise the administration of the Plan. All decisions made by the Board pursuant to the provisions of the Plan shall be made by a majority of its members at a duly held regular or special meeting or by written consent in lieu of any such meeting. A majority of the directors in office shall constitute a quorum and all decisions made by the Board pursuant to the provisions of the Plan shall be made by a majority of the directors present at any duly held regular or special meeting at which a quorum is present (unless the concurrence of a greater proportion is required by law or by the articles or bylaws of the Company) or by the written consent of a majority of the directors in lieu of any such meeting. All expenses and liabilities incurred by the Board in the administration of this Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants or other persons to assist the Board in the carrying out of its duties hereunder.

         SECTION 3. Stock Reserved. Subject to adjustment as provided in
Section 6(g) hereof, the aggregate number of shares of Common Stock that may be optioned under this Plan is 300,000. The shares subject to this Plan shall consist of authorized but unissued shares of Common Stock or previously issued shares of Common Stock reacquired and held by the Company, and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of this Plan shall cease to be reserved for the purpose of this Plan, but until termination of this Plan or the termination of the last of the options granted under this Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of this Plan. Should any option expire or be canceled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under this Plan.

         SECTION 4. Grant of Options. Each director of the Company who is not otherwise an employee of the Company or any of the Company's subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986) (hereinafter referred to as an "Eligible Director", which term shall include any transferee permitted pursuant to paragraph 5(d) below) shall be granted one option to



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acquire 15,000 shares of Common Stock ("Initial Option"), in the case of an
Eligible Director serving on the Board on the date of adoption of the Plan by the Board, on such date of adoption and in all other cases on the date of such director's first election to the Board. An additional option to acquire 5,000 shares of Common Stock ("Subsequent Option") shall thereafter automatically be granted to each Eligible Director on the date of each Annual Meeting of Shareholders at which he or she is reelected to serve an additional three-year term as a Director of the Company after such meeting. The term "Date of Grant" means (i) in the case of an Initial Option granted to an Eligible Director serving on the Board on the date of the adoption of the Plan by the Board, on such date of adoption and in all other cases on the date on which the Eligible Director is first elected to the Board; and (ii) in the case of a Subsequent Option, the date of each Annual Meeting at which an Eligible Director who has theretofore received an Initial Option is reelected to serve an additional term as a Director of the Company provided that no Eligible Director shall receive a Subsequent Option within three months of receiving an Initial Option.

         SECTION 5. Terms and Conditions. Each option granted under this Plan shall be evidenced by an agreement, in a form approved by the Board, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Board may deem appropriate.

         (a) Option Period. Each option granted under this Plan shall provide that it shall terminate and be of no force or effect with respect to any shares not previously purchased under such option by an Eligible Director upon the first to occur of (i) the expiration of ten years from the Date of Grant of the option or (ii) the expiration of ninety days after the termination of the Eligible Director's service as a Director of the Company for any reason.

         (b) Exercise Price. The exercise price of each share of Common Stock subject to an Initial Option or Subsequent Option shall be the fair market value of a share of Common Stock on the Date of Grant of the Initial Option or Subsequent Option. For all purposes under this Plan, the fair market value of a share of Common Stock means, as of any specified date, (i) if the Common Stock is listed on a national stock exchange, the mean of the high and low sales prices of the Common Stock, reported on the stock exchange composite tape on that date, or if no prices are reported on that date, on the last preceding date on which such prices of Common Stock are so reported; or, (ii) in the event the Common Stock is not traded on a national stock exchange, the fair market value of a share of Common Stock determined by the Board in such reasonable manner as it deems appropriate.

         (c) Procedure for Exercise. Options shall be exercised by the delivery by the Eligible Director of written notice to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the option is being exercised. The notice shall be accom panied by, at the election of the Eligible Director, (i) cash, cashier's check, bank draft, or postal or express money order payable to the order of the Company, (ii) certificates representing shares of


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Common Stock theretofore owned by the Eligible Director duly endorsed for transfer to the Company, (iii) an election by the Eligible Director to have the Company withhold the number of shares of Common Stock the fair market value of which is equal to the aggregate exercise price of the shares of Common Stock issuable upon exercise of the option, or (iv) any combination of the preceding, equal in value to the full amount of the exercise price. Notice may also be delivered by telecopy provided that the exercise price of such shares is received by the Company via wire transfer on the same day the telecopy transmission is received by the Company. The notice shall specify the address to which the certificates for such shares are to be mailed. An option to purchase shares of Common Stock in accordance with this Plan shall be deemed to have been exercised immediately prior to the close of business on the date (i) written notice of such exercise and (ii) payment in full of the exercise price for the number of share for which options are being exercised, are both received by the Company and the Eligible Director shall be treated for all purposes as the record holder of such shares of Common Stock as of such date.

         As promptly as practicable after receipt of such written notice and payment, the Company shall deliver to the Eligible Director certificates for the number of shares with respect to which such option has been so exercised, issued in the Eligible Director's name or such other name as Eligible Director directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Eligible Director at the address specified pursuant to this paragraph 5(c).

         (d) Transferability. An option granted pursuant to this Plan shall not be assignable or otherwise transferable by an Eligible Director otherwise than by an Eligible Director's will or by the laws of descent and distribution. During the lifetime of an Eligible Director, an option shall be exercisable only by such Eligible Director or the Eligible Director's legal representative. Any heir or legatee of the Eligible Director shall take rights granted herein and in the option agreement subject to the terms and conditions hereof and thereof. No such transfer of any option to heirs or legatees of the Eligible Director shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

         (e) No Rights as Shareholder. No Eligible Director shall have any rights as a shareholder with respect to shares covered by an option until the option is exercised by written notice and accompanied by payment as provided in paragraph 5(c) above.

         (f) Extraordinary Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's


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capital structure or its business, or any merger or consolidation of the
Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option theretofore granted the Eligible Director, the Eligible Director shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which option shall then be exercisable, the number and class of shares of stock and securities to which the Eligible Director would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Eligible Director had been the holder of record of the number of shares of Common Stock as to which such option is then exercisable.

         (g) Changes in Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of shares of Common Stock or other securities which are subject to this Plan or subject to any options theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price.

         SECTION 6. Amendments or Termination. The Board may amend, alter or discontinue this Plan; provided, however, no amendment, alteration or termination shall be made which would impair the rights of any Eligible Director, without the Eligible Director's consent, under any option theretofore granted.

         SECTION 7. Compliance With Other Laws and Regulations. This Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the com pletion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

         SECTION 8. Purchase for Investment. Unless the options and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an option


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under this Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

         SECTION 9.  Taxes.

         (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options granted under this Plan.

         (b) Any Eligible Director may pay all or any portion of the taxes required to be withheld by the Company or paid by the Eligible Director in connection with the exercise of an option by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with paragraph 5(b), equal to the amount required to be withheld or paid. An Eligible Director must make the foregoing election on or before the date that the amount of tax to be withheld is determined. All such elections are irrevocable and subject to disapproval by the Board.

         SECTION 10. Liability of Company for Non-Issuance of Shares and Tax Consequences. The Company shall not be liable to an Eligible Director or other persons as to:

         (a) The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

         (b) Any tax consequence expected, but not realized, by any Eligible Director or other person due to the exercise of any option granted hereunder.

         SECTION 11. Effectiveness and Expiration of Plan. This Plan shall be effective on the date of adoption by the Board. This Plan shall expire ten years after the date the Board adopts this Plan and thereafter no option shall be granted pursuant to this Plan.

         SECTION 12. Non-Exclusivity of this Plan. The adoption by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         SECTION 13. Governing Law. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.



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         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the Board, Advanced Communications Group, Inc. has caused this document to be duly executed in its name and behalf by its proper officer thereunto duly authorized as of the date of the adoption of the Plan by the Board, being October 9, 1997.

                                            ADVANCED COMMUNICATIONS GROUP, INC.


                                            By:




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